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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2017

DC Industrial Liquidating Trust
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-54372 (Commission File Number)	47-7297235 (IRS Employer Identification No.)

518 Seventeenth Street, 17th Floor
Denver, CO 80202
(Address of principal executive offices)

(303) 228-2200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement

        On October 20, 2017, certain wholly owned subsidiaries (collectively, the "Seller") of DC Industrial Liquidating Trust (the "Trust") entered into a Purchase and Sale Contract (the "Sale Agreement") with certain wholly owned subsidiaries of Black Creek Industrial Open End Fund OP LP (collectively, the "Purchaser") to sell a portfolio of 10 properties for an aggregate purchase price of $190,500,000, subject to customary closing adjustments (the "Transaction"). The properties to be sold pursuant to the Sale Agreement constitute all of the real property owned by the Trust.

        Under the Sale Agreement, the Purchaser is obligated to deposit into escrow $4,000,000 within two days of execution of the Sale Agreement (the "Initial Deposit") and an additional $4,000,000 upon expiration of the due diligence period. The Purchaser may terminate the Sale Agreement at any time before expiration of the due diligence period on November 1, 2017 at its sole discretion and receive a return of the Initial Deposit. The Seller's remedy for the Purchaser's default under the Sale Agreement is limited to the Purchaser's deposits.

        Closing of the Transaction is expected to occur on or before December 11, 2017. The closing is subject to the satisfaction of certain customary closing conditions and there can be no assurance that the Transaction will be consummated. The Trust estimates that approximately $0.55 net per unit of beneficial interest will be distributed to unitholders upon consummation of the Transaction.

        The parties have made customary representations and warranties to each other in the Sale Agreement. In addition, subject to the limitations and conditions in the Sale Agreement, the Seller has agreed to indemnify the Purchaser against breaches of representations and warranties. At closing, the Seller will deposit $500,000 into escrow (the "Escrow Deposit"), which amount will be the sole source of the Purchaser's recovery from the Seller for any breaches of the representations and warranties made by the Seller in the Sale Agreement. In addition, pursuant to the Sale Agreement, the Seller will be required to pay the premium for a representations and warranties insurance policy for the benefit of the Purchaser. DC Industrial Liquidating Trust Advisor, LLC, which provides management services to the Trust (the "Trust Advisor"), has agreed to substitute its own funds for any portion of the Escrow Deposit remaining in escrow on December 16, 2017. The Trust believes that the foregoing arrangement will help the Trust achieve its goal of winding up its business by the end of 2017, but there can be no assurance that the Trust will be able to meet that goal.

        Black Creek Industrial Open End Fund OP LP is an investment fund sponsored by an affiliate of the Trust Advisor (the "Sponsor"), in which an institutional investor will be a founding investor. Dwight L. Merriman III, a trustee and the chief executive officer of the Trust, is affiliated with the Sponsor. Due to Mr. Merriman's relationship to the Purchaser and the Trust Advisor, in accordance with the terms of the Sale Agreement and Declaration of Trust of the Trust, decisions by the Trust regarding the Transaction have been made solely by the Trust's independent trustees. In approving the Sale Agreement, the independent trustees relied in part on an opinion of value received from a major commercial real estate advisory firm regarding the range of fair market values of the properties.

        The foregoing description of the Sale Agreement and the Transaction is not complete and is subject to and qualified in its entirety by reference to the Sale Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K, and the terms of which are incorporated herein by reference.

Cautionary Statement Regarding Forward Looking Statements

        This Current Report on Form 8-K includes certain statements that may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements are generally identifiable by the use of the words "may," "will,"

"should," "expect," "could," "intend," "plan," "anticipate," "estimate," "believe," "continue," "project," or the negative of these words or other comparable terminology. These statements are not guarantees of future performance, and they are based upon our current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties.

        Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those set forth in the forward-looking statements. Factors that could have a material adverse effect on our operations and future results include, but are not limited to:

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  Greater than expected liquidation costs or liabilities;

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  Environmentally hazardous conditions at our properties and the cost of environmental compliance;

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  The failure to achieve the desired tax impact of the transactions contemplated with respect to the liquidating trust and resultant tax treatment relating to, arising from or incurred in connection with such transactions;

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  Our failure to renew or extend necessary financing or an increase in interest rates or unfavorable changes in other financing terms;

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  Conflicts of interest arising out of our relationships with our advisor and its affiliates; and

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  Increases in interest rates, operating costs or greater than expected capital expenditures.

        Any of the assumptions underlying forward-looking statements could prove to be inaccurate. Our beneficiaries are cautioned not to place undue reliance on any forward-looking statements included in this Current Report on Form 8-K. All forward-looking statements are made as of the date of this Current Report on Form 8-K, and the risk that actual results will differ materially from the expectations expressed in this Current Report on Form 8-K will increase with the passage of time. Except as otherwise required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements after the date of this Current Report on Form 8-K, whether as a result of new information, future events, changed circumstances, or any other reason. In light of the significant uncertainties inherent in the forward-looking statements included in this Current Report on Form 8-K, the inclusion of such forward-looking statements should not be regarded as a representation by us or any other person that the objectives and plans set forth in this Current Report on Form 8-K will be achieved.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits.

2.1
Purchase and Sale Contract, dated as of October 20, 2017, among certain subsidiaries of the Trust and certain subsidiaries of Black Creek Industrial Open End Fund OP LP*

*
The Trust has omitted certain schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K and shall furnish supplementally to the Securities and Exchange Commission (the "SEC") copies of any of the omitted schedules and exhibits upon request by the SEC.

 EXHIBIT INDEX

2.1	Purchase and Sale Contract, dated as of October 20, 2017, among certain subsidiaries of the Trust and certain subsidiaries of Black Creek Industrial Open End Fund OP LP

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DC INDUSTRIAL LIQUIDATING TRUST
October 24, 2017	By:	/s/ THOMAS G. MCGONAGLE
		Name:	Thomas G. McGonagle
		Title:	Managing Director, Chief Financial Officer

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  Item 1.01 Entry into a Material Definitive Agreement
  Item 9.01. Financial Statements and Exhibits.
EXHIBIT INDEX
SIGNATURES